SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 30, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of December 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-13)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

         New Jersey                33-5042                21-0627285
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      (State or other            (Commission           (I.R.S. Employer
        jurisdiction             File Number)          Identification No.)
      of incorporation)



                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On December 30, 1997, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-13 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-13") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated December 17, 1997 as supplemented by the Prospectus Supplement dated December 17, 1997.

The original principal balance of each Class of the Certificates is as follows:

                     Class A1     $142,522,359.00
                     Class A2      $13,804,949.00
                     Class A3      $39,031,356.00
                     Class PO         $299,665.46
                     Class M        $2,006,770.00
                     Class B1         $501,693.00
                     Class B2       $1,003,385.00
                     Class B3         $702,370.00
                     Class B4         $401,354.00
                     Class B5         $401,354.91
                     Class R              $100.00
                     Class S                (1)
                                  ---------------
                     Total :      $200,675,356.37


(1)  The Class S Certificates are issued with an initial Notional
     Principal Balance of $188,516,144.76 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
     Agreement).

The initial Junior Percentage and initial Senior Percentage for Pool 1997-13 are approximately 2.50% and 97.50%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-13 as of the initial issuance of the Certificates are $100,000, $2,006,754 and $2,030,000, respectively, representing approximately 0.05%, 1.00%, and 1.01%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of December 1, 1997 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-13

Pool 1997-13 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $200,675,356.37.

The interest rates (the "Mortgage Rates") borne by the 627 Mortgage Loans conveyed by GECMSI to Pool 1997-13 range from 6.3750% to 10.2500% and the weighted average Mortgage Rate as of the Cutoff Date is 7.49888% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-13 ranged from $30,000.00 to $1,015,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-13 is $320,056.39, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997- 13 is November 1993, and the latest scheduled maturity date of any such Mortgage Loan is December 2012. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1997-13 is 69.1457%.

The Mortgage Loans in Pool 1997-13 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.3750%            1            $200,000.00           0.0997%
      6.5000%            1            $741,062.27           0.3693%
      6.6250%            4          $1,431,695.43           0.7134%
      6.7500%            7          $2,468,544.87           1.2301%
      6.8750%           13          $4,052,596.26           2.0195%
      7.0000%           20          $6,532,759.79           3.2554%
      7.1250%           26          $8,523,627.77           4.2475%
      7.2500%           70         $23,230,534.14          11.5762%
      7.3750%           84         $27,169,220.83          13.5389%
      7.5000%          138         $45,049,417.96          22.4487%
      7.6250%           97         $32,620,890.29          16.2556%
      7.7500%           76         $25,054,842.89          12.4853%
      7.8750%           46         $13,167,178.60           6.5614%
      8.0000%           21          $6,184,524.51           3.0819%
      8.1250%            8          $1,923,484.78           0.9585%
      8.2500%            7          $1,392,344.75           0.6938%
      8.3750%            1            $145,034.62           0.0723%
      8.8750%            3            $202,425.91           0.1009%
      9.0000%            2            $375,431.24           0.1871%
      9.5000%            1            $156,701.31           0.0781%
     10.2500%            1             $53,038.15           0.0264%
                      ----        ---------------         ---------
       Total           627        $200,675,356.37         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-13 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  227,150       71       $8,363,879.00          4.1679%
    $227,151  -  250,000       84      $20,117,596.57         10.0249%
    $250,001  -  300,000      191      $52,191,744.96         26.0079%
    $300,001  -  350,000      104      $33,509,300.00         16.6983%
    $350,001  -  400,000       53      $19,707,437.97          9.8206%
    $400,001  -  450,000       35      $14,732,897.85          7.3417%
    $450,001  -  600,000       59      $30,510,386.12         15.2039%
    $600,001  -  650,000       18      $11,484,742.46          5.7230%
  $650,001  - 1,000,000 +      12      $10,057,371.44          5.0118%
                             ----     ---------------        ---------
                  Total       627     $200,675,356.37        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1997-13 is
$1,015,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1997-13 is
$29,729.48.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1993            1            $201,976.91           0.1006%
         1995            1            $316,072.65           0.1575%
         1996            2            $571,659.62           0.2849%
         1997          623        $199,585,647.19          99.4570%
                      ----        ---------------         ---------
        Total          627        $200,675,356.37         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-13:


            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        73      $21,297,884.29         10.6131%
      50.001  -   60.00        72      $24,096,919.34         12.0079%
      60.001  -   70.00       120      $43,184,364.92         21.5195%
      70.001  -   75.00       121      $40,116,137.83         19.9906%
      75.001  -   80.00       204      $62,620,657.65         31.2050%
      80.001  -   85.00         6       $1,644,627.33          0.8195%
      85.001  -   90.00        19       $4,842,417.58          2.4131%
      90.001  -   95.00        12       $2,872,347.43          1.4313%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total             627     $200,675,356.37        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Mortgage Loans in Pool 1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family          585        $189,799,564.29          94.5804%
 detached
Single-family           13          $4,315,688.06           2.1506%
 attached
Condominium             27          $6,234,637.08           3.1068%
2 - 4 Family Units       2            $325,466.94           0.1622%
Co-op                    0                  $0.00           0.0000%
                      ----        ---------------         ---------
Total                  627        $200,675,356.37         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         587        $189,770,223.93          94.5658%
Vacation                34          $9,968,888.68           4.9677%
Investment               6            $936,243.76           0.4665%
                      ----        ---------------         ---------
Total                  627        $200,675,356.37         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
     1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  5          $1,857,913.18           0.9258%
Arkansas                 1            $187,854.83           0.0936%
Arizona                 15          $4,609,809.71           2.2971%
California             230         $80,228,276.69          39.9793%
Colorado                20          $5,775,186.59           2.8779%
Connecticut              9          $3,299,274.02           1.6441%
District of Columbia     2            $630,182.87           0.3140%
Delaware                 1            $630,074.89           0.3140%
Florida                 36          $9,252,701.29           4.6108%
Georgia                 16          $5,275,413.11           2.6288%
Iowa                     1            $239,292.54           0.1192%
Idaho                    2            $558,761.61           0.2784%
Illinois                25          $7,725,243.12           3.8496%
Indiana                  2            $812,156.89           0.4047%
Kansas                   1            $241,330.41           0.1203%
Kentucky                 3            $943,189.01           0.4700%
Louisiana                3            $905,463.99           0.4512%
Massachusetts           18          $5,267,522.14           2.6249%
Maryland                18          $5,955,984.41           2.9680%
Maine                    3          $1,032,834.91           0.5147%
Michigan                 5          $1,487,811.26           0.7414%
Minnesota                9          $2,752,197.67           1.3715%
Missouri                 3            $813,040.98           0.4052%
Mississippi              1            $248,485.22           0.1238%
Montana                  1            $273,333.75           0.1362%
North Carolina           3            $804,632.43           0.4010%
North Dakota             1            $298,182.26           0.1486%
Nebraska                 1            $360,408.23           0.1796%
New Hampshire            5          $1,286,156.73           0.6409%
New Jersey              33         $10,618,907.40           5.2916%
New Mexico               1            $337,857.13           0.1684%
Nevada                   7          $2,002,019.98           0.9976%
New York                15          $5,261,434.38           2.6219%
Ohio                     5            $867,939.78           0.4325%
Oklahoma                 5          $1,505,875.68           0.7504%
Oregon                   5          $1,676,551.48           0.8355%
Pennsylvania            24          $7,833,611.76           3.9036%
Rhode Island             3            $820,457.35           0.4088%
South Carolina           5          $1,468,835.49           0.7319%
Tennessee                6          $1,991,104.45           0.9922%
Texas                   34         $10,387,607.40           5.1763%
Utah                     7          $2,095,305.58           1.0441%
Virginia                16          $4,492,719.62           2.2388%
Vermont                  1            $128,877.81           0.0642%
Washington              11          $3,170,834.43           1.5801%
Wisconsin                5          $1,402,617.25           0.6989%
West Virginia            4            $860,084.66           0.4286%
                      ----        ---------------         ---------
Total                  627        $200,675,356.37         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2007            6          $1,366,721.07           0.6811%
         2008            1            $201,976.91           0.1006%
         2010            1            $316,072.65           0.1575%
         2011            1            $266,472.13           0.1328%
         2012          618        $198,524,113.61          98.9280%
                      ----        ---------------         ---------
        Total          627        $200,675,356.37         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-13 calculated as of the Cut-off Date is 177 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage
     Loans in Pool 1997-13:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               246         $79,541,492.76          39.6369%
Rate Term/Refinance    302         $97,637,952.29          48.6547%
Cash-out Refinance      79         $23,495,911.32          11.7084%
                      ----        ---------------         ---------
Total                  627        $200,675,356.37         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of December 17, 1997, for certain of the Series 1997-13 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

4.1    The Pooling and Servicing Agreement for the Series
       1997-13 Certificates, dated as of December 1, 1997, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES



           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GE Capital Mortgage Services, Inc.



                                 By:  /s/ Syed W. Ali
                                    -------------------------------
                                 Name:  Syed W. Ali
                                 Title:  Vice President






Dated as of December 30, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GE Capital Mortgage Services, Inc.



                                 By:
                                    -------------------------------
                                 Name:  Syed W. Ali
                                 Title:  Vice President





Dated as of December 30, 1997

                          EXHIBIT INDEX



The exhibits are being filed herewith:


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  EXHIBIT NO.                DESCRIPTION                        PAGE
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      1.1             1.1 The Underwriting Agreement,
                      dated as of June 22, 1995, and the
                      related Terms Agreement, dated as
                      of December 17, 1997, for certain
                      of the Series 1997-13 Certificates
                      between GE Capital Mortgage
                      Services, Inc. and Credit Suisse
                      First Boston Corporation.

                      The Pooling and Servicing
      4.1             Agreement for the Series 1997-13
                      Certificates, dated as of December
                      1, 1997, between GE Capital
                      Mortgage Services, Inc., as seller
                      and servicer, and State Street
                      Bank and Trust Company, as
                      trustee.
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